                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 1999


                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
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                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                      CHASE MANHATTAN GRANTOR TRUST 1996-A
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                      (Issuer with respect to Certificates)


        New York                        33-99544                13-4994650
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


270 Park Avenue, New York, New York                     10017
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:

     Chase Manhattan Grantor Trust 1996-A is the issuer of a single class of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of February 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

     On November 15, 1999, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.




Item 7(c).   Exhibits

             Exhibits          Description
             ----------        -----------
             20.1              Monthly Statement to Certificateholders with
                               respect to the November 15, 1999 distribution.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: November 22, 1999

                                                     THE CHASE MANHATTAN BANK,
                                                     as Servicer


                                                     By: /s/ Jeffrey D. Hammer
                                                     -------------------------
                                                     Name: Jeffrey D. Hammer
                                                     Title: Vice President

                         INDEX TO EXHIBITS
                         -----------------

Exhibit No.              Description
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20.1                     Statement to Certificateholders dated 11/15/1999
                         delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement dated as of February 1, 1996.